COLLATERAL ARRANGEMENTS	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
COLLATERAL ARRANGEMENTS
COLLATERAL ARRANGEMENT

The Company is jointly and severally liable with the other Owners for all the Owners obligations and liabilities in relation to the Term Loans but only to the extent of the proceeds received by California Petroleum Transport Corporation from California Petroleum Transport Corporation's right, title and interest in and to the collateral.

On October 3, 2011, pursuant to the Collateral Trust Agreement, excess funds held by the Trustee in the amount of $6.7 million allocable to the Company became available for release from the relevant trust account as a result of sufficient funds remaining on deposit at the Trustee for the payment in full of principal and interest on the Term Notes as they become due and were released to the Company on the same date.